Exhibit 10.301

Counterpart to Registration Rights Agreement
September 30, 2015
Each of the undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor, as defined in the Registration Rights Agreement, dated May 6, 2014 by and among Endo Finance LLC, a Delaware limited liability company and Endo Finco Inc., a Delaware corporation, the Guarantors party thereto, RBC Capital Markets, LLC and Deutsche Bank Securities Inc., relating to the 7.00% Senior Notes due 2020, to be bound by the terms and provisions of such Registration Rights Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this counterpart as of the date first written above.

PAR PHARMACEUTICAL COMPANIES, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

PAR PHARMACEUTICAL, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

ANCHEN INCORPORATED
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

PAR, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to Registration Rights Agreement Counterpart - 7.00% Senior Notes due 2020]

JHP GROUP HOLDINGS, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

JHP ACQUISITION, LLC
as a Guaranteeing Subsidiary
by JHP GROUP HOLDINGS, INC., as Manager

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

PAR STERILE PRODUCTS, LLC
as a Guaranteeing Subsidiary
by JHP ACQUISITION, LLC, as Manager
by JHP GROUP HOLDINGS, INC., its manager

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

PAR, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to Registration Rights Agreement Counterpart - 7.00% Senior Notes due 2020]

ANCHEN PHARMACEUTICALS, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to Registration Rights Agreement Counterpart - 7.00% Senior Notes due 2020]

KALI LABORATORIES, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to Registration Rights Agreement Counterpart - 7.00% Senior Notes due 2020]

INNOTEQ, INC.
as a Guaranteeing Subsidiary

By:	/s/	Deanna Voss
Name:		Deanna Voss
Title:		Assistant Secretary

[Signature Page to Registration Rights Agreement Counterpart - 7.00% Senior Notes due 2020]

PAR LABORATORIES EUROPE, LTD
as a Guaranteeing Subsidiary

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

[Signature Page to Registration Rights Agreement Counterpart - 7.00% Senior Notes due 2020]

ENDO FINANCE IV LIMITED
as a Guaranteeing Subsidiary

By:	/s/	Orla Dunlea
Name:		Orla Dunlea
Title:		Director

[Signature Page to Registration Rights Agreement Counterpart - 7.00% Senior Notes due 2020]